EXHIBIT 99.1

                         June 19, 1995


The Lori Corporation
500 Central Avenue
Northfield, IL  60093



Gentlemen:


         We hereby consent to the references to our firm in Item 15 of Part II of your Registration Statement on Form S-1.



                         Very truly yours,



                         Kwiatt, Silverman & Ruben, Ltd.